UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 29, 2007

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	0-26994	94-2901952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

(Address of principal executive offices)

(415) 543-7696

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.05 Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
SIGNATURES

Item 5.05 Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 29, 2007, the Board approved amendments to the Company’s Code of Business Ethics and Conduct to clarify provisions relating to applicability of such Code to third parties and outside directorships and to make other technical, administrative, and other non-substantive amendments resulting from the Company’s and the Board’s annual review of the Code of Business Ethics and Conduct.

A copy of the Company’s Code of Business Ethics and Conduct, as amended by the Board, is available on the Company’s website at http://www.advent.com – About Advent – Investor Relations – Corporate Governance – Conduct.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

By:	/s/ Stephanie G. DiMarco
Stephanie G. DiMarco
Chief Executive Officer and President (Principal Executive Officer)

Dated: December 5, 2007